UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 5, 2006

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51532	73-1721486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

47669 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On July 5, 2005 (the “Meeting”), the Board of Directors (the “Board”) of Ikanos Communications, Inc. (the “Company”) approved a form of restricted stock unit agreement and an amended and restated form of stock option agreement for use under the Company’s Amended and Restated 2004 Equity Incentive Plan (the “2004 Plan”). All grants of restricted stock units will be settled in shares of common stock of the Company. A copy of the form of restricted stock unit agreement and form of amended and restated stock option agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

At the Meeting, the Board approved the grant of Restricted Stock Units (“RSUs”) for the Company’s named executive officers, in the following amounts:

Name and Position			Total Number of RSUs
Rajesh Vashist	—	Chief Executive Officer	25,000

Daniel K. Atler	—	Chief Financial Officer	10,000

Derek Obata	—	Vice President of Worldwide Sales	7,000

Joshua Rom	—	Vice President of Operations	10,000

Rouben Toumani	—	Vice President of Systems Engineering	20,000

In addition, at the Meeting, the Board also approved the establishment of (i) a sub-plan to the 2004 Plan for the purpose of permitting restricted stock units granted to employees in France to qualify for favorable tax and social security treatment available for such grants in France, (ii) a sub-plan to the 2004 Plan for the purpose of permitting stock options granted to employees in France to qualify for favorable tax and social security treatment available for such grants in France, and (iii) a sub-plan to the 2004 Plan for the grant of stock options and restricted stock units for employees in India. A copy of each of the sub-plans is attached hereto and incorporated herein by reference. Also attached and incorporated herein by reference is a copy of stock option and restricted stock unit agreements applicable to each of the sub-plans.

Item 9.01            Financial Statements and Exhibits

(d)             Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement.

10.2	Form of Amended and Restated Stock Option Agreement.

10.3	French Sub-Plan for the Grant of Restricted Stock Units.

10.3.1	Form of Restricted Stock Unit Agreement for Employees in France.

10.4	French Sub-Plan for the Grant of Stock Options.

10.4.1	Form of Stock Option Agreement for Employees in France.

10.5	India Sub-Plan.

10.5.1	Form of Restricted Stock Unit Agreement For Employees in India.

10.5.2	Form of Stock Option Agreement for Employees in India.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2006	IKANOS COMMUNICATIONS, INC.

	By:	/s/ Daniel K. Atler
Daniel K. Atler
Chief Financial Officer